1 Bank of America 2008 Basics/Industrials May 7th, 2008 Other OTC: NAVZ Exhibit 99.1

Forward Looking Information
Information provided and statements contained in this presentation that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the
Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Item 1A. Risk Factors of our Form 10-K for the fiscal year ended October 31, 2005, which was filed on December 10, 2007.

Other Cautionary Legends
• The financial information contained herein is preliminary and unaudited and has been prepared by management in good faith
and based on current company data.
• Certain Non-GAAP measures are used in this presentation is provided to assist the reader in understanding our core
manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core
manufacturing business as it illustrates manufacturing
performance without regard to selected historical legacy cost (i.e.
pension cost) and other expenses that may not be related to the core manufacturing business. Management often uses this
information to assess and measure the performance of our
operating segments. A reconciliation to the most appropriate
GAAP number is included in the appendix of this presentation.

U.S. and Canada Traditional Market Share
Leader in Class 6-8 Trucks and School Bus
School Bus
School districts & local
municipalities
Class 6 and 7
Local & regional
delivery/beverage, refrigeration,
utilities, towing, municipalities &
emergency rescue
Class 8
Line-haul, local &
regional delivery
Heavy (LH & RH)
Ongoing Goal 60%
March YTD 2008 Order
Receipt Share 58.7%
Ongoing Goal 40%
March YTD 2008 Order
Receipt Share 37.7%
Combined Class 8
Ongoing Goal 20%
March YTD 2008 Order
Receipt Share 26.1%
Construction, waste
management & other on-off
highway applications fleets
and owner operators

We expect our strategy will enable us to deliver
our 2009 goal
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Pro forma Manufacturing
Segment Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Competitive
Cost
Structure
Profitable
Growth
Great
Products
Leveraging what we have and what others have built

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
Retail Class 6 - 8
Navistar’s fiscal year is 11/1-10/31
Retail Class 6 – 8  Annualized through March
228k
200,000
300,000
400,000
500,000
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Est.
2008
Est.
2009
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07
Bus (School) 33,800 33,900 27,900 27,400 29,200 26,200 27,100 28,600 26,100 20,000 24,000
Medium Truck (Class 6-7) 126,000 129,600 96,000 72,700 74,900 99,200 104,500 110,100 89,000 63,000 70,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 315,800 206,000 175,000 191,000
Total Industry Demand
445,800
421,800 287,600 263,400 263,400 344,700 414,500 454,500 321,100 258,000 285,000
FY 08
Actual

Industry Orders – FY 2008
*Preliminary April Data
U.S./Canada Heavy Industry Orders FY 2008
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
Nov Dec Jan Feb Mar Apr*
Industry Plan Industry Actual

U.S. Gasoline and Diesel Fuel Prices, 04/14/08

U.S. Regular Gasoline Prices
Cents per Gallon
EIA
400
350
300
250
200
May
Aug
Nov
Feb
May
2006-07
2007-08

U.S. On-Highway Diesel Fuel Prices
Cents per Gallon
EIA
450
400
350
300
250
200
May
Aug
Nov
Feb
May
2006-07
2007-08

Gasoline (Cents per Gallon)

04/14/08		Change from	
	Price	Week Ago	Year Ago
U.S.	338.9	↑ 5.7	↑ 51.3

Diesel Fuel (Cents per Gallon)

04/14/08		Change from	
	Price	Week Ago	Year Ago
U.S.	405.9	↑ 10.4	↑ 118.2

ATA's Truck Tonnage Index
(Seasonally Adjusted; 2000 = 100)
125
120
115
110
105
100
95
Jan-02
May
Sep
Jan-03
May
Sep
Jan-04
May
Sep
Jan-05
May
Sep
Jan-06
May
Sep
Jan-07
May
Sep
Jan-08

International Dealer Stock Inventory
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05
Jun-05
Aug-05
Oct-05
Dec-05
Feb-06
Apr-06
Jun-06
Aug-06
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Note: Include DealCor stock inventory

NAVISTAR

8 Economic Indicators 0 Stock Inventory

Great Products Summary
Leveraging what we have and what others have built
All new product platforms within the last 6 years while staying within the $250-$350 million capital expenditure range
Class 6-7
ProStar™
School Bus 4400
11/13 Liter Big Bore
Commercial Bus Workhorse Cl 3-7
2007 Engines
LoneStar™
Military 7700

Future
Launching
Mahindra International
JLTV
GM
LoneStar™
ProStar™ Skyrise
11/13 Liter Big Bore
School Bus
Class 6-8
ProStar™
MRAP
2007 Engines

10 Great Products Finished

PROStar

PROStar

CAN YOU AFFORD TO RUN ANY OTHER TRUCK?

IT'S CONFIRMED. PROSTAR™ IS THE MOST FUEL EFFICIENT CLASS 8 TRUCK ON THE ROAD.
In fact, in recent TMC Type IV tests it was, on average, 6.1% more fuel efficient than the Freightliner Cascadia.

THERE IS NO SUBSTITUTE FOR CONTINUOUS TESTING.
By constantly subjecting our trucks to the most rigorous tests jointly developed by the Society of Automotive Engineers and the Technology and Maintenance Council, we gain insights and data that allow us to build the most fuel efficient trucks on the road. Period.

TMC TYPE IV TESTS ARE REAL WORLD TESTS.
While SAE aerodynamic tests are conducted in a wind tunnel and SAE Type III fuel economy tests are performed on a test track, TMC Type IV tests take place on public highways. They are the most accurate indicator of real world fuel economy available.

Diesel Jumps to $3.819
Average Tops $4 in Some States as Crude Soars

As was the case with last fall's SAE Type III tests, the ProStar was evaluated head-to-head with a Freightliner Cascadia. Following TMC guidelines to the letter, International invited representatives from Transportation Research Center, Inc. to witness and validate the testing. Under their supervision both trucks drove three runs each over the same 444 mile course of interstate highway. After each run fuel economy was calculated for both vehicles.

PROSTAR IS THE WINNER. AGAIN.
The numbers don't lie. Over the required three valid runs, ProStar averaged 6.1% better fuel economy than Cascadia. So while our competitors make lots of fuel economy claims, we have data that confirms our superior performance. Of course, you could always ask them for their Type IV test results. Then again, they may not want you to see them.

A BIG ADVANTAGE FOR OWNERS.
6.1% represents a fuel savings of over $4,500 per truck per year to the bottom line.** This fuel economy puts ProStar miles ahead of Cascadia, not to mention every other Class 8 truck on the road today based on the combined results of all tests completed to date.

IT'S TIME TO PUT A PROSTAR IN YOUR FLEET.
Once more, ProStar did exactly what it was designed to do. Developed using advanced computer modeling and computational fluid dynamics, ProStar already proved itself superior in the wind tunnel and in SAE Type III tests. Now its unsurpassed fuel efficiency is confirmed yet again in TMC Type IV fuel economy tests.

6.1% more fuel efficient*

Of course, you don't have to take our word for it. Just add a ProStar to your fleet and see for yourself. You'll learn when it comes to performance and profitability, International really does put its customers miles ahead.

MILES AHEAD

11

Skyrise
56” Flat Roof 113” BBC
Positioned for Success
56” Flat Roof-Targeted for
owner operators and fleet
customers who haul bulk
goods (i.e. coils and liquids).
113” BBC-owner operators
and fleet customers that
value improved visibility,
maneuverability, and weight
Sky Rise – targeted to
optimize team driving
fleets (coast-to-coast)
60% 100% 100%
ProStar
TM
Phase II – Expected to launch in 1st half of 2008
Phase I – 122” Bumper to back of cab (BBC) - Complete

LoneStar

MAXXPOWER
AUXILIARY POWER UNIT

NRC6494
INTERNATIONAL
LONESTAR
MAR 14 2008
RUN 175

CUSTOMS
DoubleSix
66

“Navistar’s Fuel-Efficient LoneStar Semi
Truck Is Lustworthy, Luxury Showstopper”
– Popular Mechanics
“If Spiderman hauled freight… this is what
he’d drive”
–Today’sTrucking
Prestige Dealer
Engagement
Program
Launched
MaxxPower APU
introduction
August, 08
LoneStar Launched at  MATS

PUT LESS FUEL IN YOUR TANK.
AND MORE MONEY IN YOUR WALLET.
GUARANTEED.
DURAStar

NAVISTAR

14 Great Products DuraStar / MaxxForce “Fuel Economy Challenge” $1000 Visa fuel card if not at least 7% better fuel economy

MAXXFORCE
INTERNATIONAL DIESEL POWER®

INTERNATIONAL

NAVISTAR®

11L / 13L
MaxxForce TM 11L / 13L Engines
Industry leading attributes
Fuel economy
Weight
Noise Vibration Harshness (NVH)
Imported production start:  Dec. 2007
U.S. production start: Summer 2008
Significant cost savings versus purchased
engines at peak production

Great Products
School Bus Class 6 and 7 Combined Class 8
Current  - 72/Day
May 19
th
– up 4%
1
st
Q – 65/day
Current  - 124/Day
91% increase
July 28th – up 13%
1
st
Q – 165/day
Current  - 202/Day
22% increase
May 19th – up 4%
June 16    – up 14%
Engines
Current Inline - 350/Day
V8 – 830/Day
Note:  All information is based on latest industry assumptions and is subject to change; depending on the facility, days of production varies th

• Fuel Economy And Emissions
One Of The First Auxiliary Power Units (APU) To Pass The
Stringent 2008 CARB Emissions Standards
• Integrated Design & Engineering
Diesel Generator Set Rated At 5.2 Kilowatts Of Power
• Typical APU is rated at 3.5 Kilowatts
Fully Integrated With The Vehicle Electronics
Best In Class Fuel Economy
Highly Styled For Fit And Aerodynamics
• Designed For Long Life
10,000 Hour Durability Life Tested To OEM Specifications
(typical competitors 4000 to 8000 hours)
• Extreme Quiet Operation
Fully Isolated For Noise And Vibration
• Long Service & Maintenance Intervals (1,000 Hours)
• Factory Installed And Warranted
An International Exclusive System
International’s
MaxxPower
Integrated APU
Typical
Aftermarket APU
Product Leadership

We expect our strategy will enable us to deliver
our 2009 goal
Great
Products
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Pro forma Manufacturing
Segment Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Profitable
Growth
Competitive
Cost
Structure
Leveraging what we have and what others have built

Competitive Cost Structure
Key Component of COGS
Strategic initiatives
Mahindra International
South America
Scale
Strategic Partnerships
Global Sourcing
Performance on track /
Volume / Dollar Weakness
Overall goal related to
materials is to find the most
globally competitive supplier
Greater Flexibility
Eliminated guaranteed
employment
Productivity
Trades
Stewards / Reps
Sourcing non-core jobs
Improved Manufacturing
Cost Structure
Wages frozen
Healthcare contained
New hire package competitive
Wages
Post-retirement
UAW Operating Efficiencies Materials

We expect our strategy will enable us to deliver
our 2009 goal
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Pro forma Manufacturing
Segment Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Profitable
Growth
Competitive
Cost
Structure
Great
Products
Leveraging what we have and what others have built

Future

Mahindra International

JLTV

GM

Launching

LoneStar™

ProStar™ Skyrise

11/13 Liter Big Bore

Great Products
Mexico & Export
Increase export
market share
Military
Commercial Bus
Units delivered:
FY 2005: ~ 1,300
FY 2006: ~ 2,900
FY 2007: ~ 3,200
Industry ranges
from 35K – 45K
Industry ranges
from 20K – 30K
Industry ranges
from 45K – 60K
Industry ranges
from 9K – 13K
Workhorse Cl 3-7 CF and Conventional Class 4/5

INTERNATIONAL
MEXICO DISTRIBUTION
DEALER NETWORK

NAVISTAR

Mexico/Export – Continued Focus on
Growth
Mexico
Delivering profitable
growth
20 dealers with more
than 85 locations
30% increase in dealer
locations
Fleet growth
• Cemex
• Femsa
• Lala
Export
Russia
Australia
Grow existing markets
• Latin America
• South Africa
• Middle East
Dedicated dealers in all
key markets
Mahindra International
Commercial Growth
India and Exports
• New full line Class 4-8 in
development
• New plant for trucks and
engines in 2009
• 2011 target volume 40,000
units/year (market 400,000
Class 3-8)
India’s first commercial
vehicles with electronic
common rail diesel engines

Ford
Truck
North
America
Growth
Ford
Truck
South
America
2007
2003 2012
400,000
Engines
400,000
Engines
500,000+
Engines
GM
South
America
China
India
Truck
MID-Range
North
America
Growth
Truck
Big Bore
Other ROW
Military
Marine
Power Gen
PU/SUV
North American Focus
High Volume Customers
Low Margins
High Fixed Cost
Engine Group Diversification Trend
Global Growth
Diverse Customer Base
Improved Margins
Variable Cost Structure

Navistar Defense helps address traditional industry cyclicality

Delivering on our Commitments
Tactical Vehicles for security and rebuilding in Afghanistan and Iraq
• ~$1.3 Billion contract awarded April 2008 to
provide tactical vehicles and parts
• 7,072 vehicles and parts over three years

Navistar Defense Growth
Tactical
7000 MV
AFMTV
Taiwan
FMS
Militarized /
supporting vehicles
5000 MV
Armored Line
Haul Tractor
TACOM-other urgent
requirements
MXT
MRAP
US & Foreign
Future Opportunities
Foreign Military Sales
• Canada
• UK
• Poland, etc
FMTV
M915
JLTV
TACOM – IRAQ /
Afghanistan
reconstruction and
support
We believe the military business is a $1.5 to $2 Billion
sustainable business
Navistar Defense Group

2009 Goal
Growth
• Contain post-retirement
• Scale
• Attracting people
Utilization of Assets
• Manufacturing
• Product development
Result
• $15+ Billion Revenue
• We expect $1.6 Billion Pro Forma Manufacturing
Segment Profit by end of FY 2009
• We expect to position the company for continued
success in 2010 and beyond
*Note: Interest income of $31 million has been reclassified out of interest expense and into Corporate Items.
Debt Amortization expense of $6 million has been reclassified out of Corporate Items and into the interest expense category.
FY 2009
($ Billions)
Revenues $15+
($Millions)
Pro Forma Manufacturing Segment Profit $1,600
Corporate Items ($313)-($423)
Interest Expense ($157)-($177)
Financial Services Profit $140 - $100
Sub total - Below the line range: ($330)-($500)
Consolidated Income Before Income Tax $1,270 - $1,100
*
*

Preliminary & Unaudited

2006 - 2009 Pro Forma Manufacturing Segment Profit
Pro Forma Mfg. Segment Profit (in $B)
$2
$1
$0
2006
Complete
Military
+$1.5B Revenue
Complete
Parts
+$0.5B Revenue
In progress
Traditional Share
+2% Share
In progress
Expansionary Growth
+15-20K Units
In progress
ProStar
+$3K/ Truck
In progress
Global Sourcing
10-20% Savings
Complete
Operating Efficiencies
In progress
Engine Actions/ MaxxForce
$1.6*
2009

NAVISTAR

*Pro Forma segment margin has been revised from $1.5 B to $1.6 B due to the movement of post 1986 retirement costs out of segment margins into corporate SG&A
We expect our strategy will enable us to
deliver our 2009 goal

US DOT 063585
MC NO 311233
KYU 052486
HOT
Urea Tank
SCR Catalyst

NAVISTAR

Strategy to sustain and improve 2010
and beyond
Why we choose EGR vs. SCR?
• We believe SCR is a
transitional-stop gap approach
• SCR forces the burden of
compliance on the customer
• EGR builds on technologies we
are using today without ongoing
customer cost, complexity, and
inconvenience
• Minimal, if any, effect on fuel
economy

Sustainable – 2010 and Beyond
GM Opportunity
Average revenue = $1.5B +
Mahindra International
• New plant for trucks and
engines in 2009
• 2011 target volume 40,000
units/year (Market 400,000
Class 3-8)
Navistar Defense
Group
Average revenue = $1.5B+
Export and
Expansionary Markets
Average Revenue Up
$3.5B - $5.2B Total Opportunity
$0.5B - $0.7B Adjacent Opportunities
$0.5B - $1B Expansionary - Military
$0.5B - $1B Expansionary - Global
$2.0 – $2.5 B Traditional
Parts Sales At Maturity Parts Area
Navistar Parts

Arctic Ocean
Arctic Ocean
Arctic Ocean
Greenland (Den.)
Iceland
Russia
Canada
U.S.A.
United States of America
North Pacific Ocean
North Atlantic Ocean
North Pacific Ocean
Hawaiian Islands
Mexico
Kazakhstan
Mongolia
China
Turkey
Iran
India
Japan
Morocco
Algeria
Libya
Egypt
Mali
Niger
Chad
Sudan
Ethiopia
Saudi Arabia
Somalia
Colombia
Venezuela
Brazil
Peru
Bolivia
Paraguay
Chile
Argentina
Uruguay
Angola
Zambia
Namibia
Botswana
South Africa
Madagascar
Indonesia
Australia
Indian Ocean
South Pacific Ocean
South Atlantic Ocean
Antarctica

Continued Diversification
North America
Traditional
Class 6,7,8 & Mexico
Expansion
Class 4,5, CF, Conventional, MXT, RV, Military
Future Opportunities
GM
Rest of World
Today
South America and Russia
Future Opportunities
India, Russia, Australia & China

Summary
• 2008 industry recovery delayed with economy
• Plans in place for 2009 targets-$15+ Billion with
$1.6 Billion Segment Margins
– Great Products
– Competitive Cost Structure
– Profitable Growth
• Growth in Export and Military
• Changing Diesel environment
• Sustainability 2010 and beyond

33 Appendix

SEC Regulation G
The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations, to provide an additional measure of performance.
FY 2006
($ Billions)
FY 2009
($ Billions)
Revenues $14 $15+
($Millions) ($Millions)
Pro Forma Manufacturing Segment Profit $838 $1,600
Corporate Items ($398) ($313)-($423)
Interest Expense ($192) ($157)-($177)
Financial Services Profit $147 $140 - $100
Sub total - Below the line range: ($443) ($330)-($500)
Consolidated Income Before Income Tax $395 $1,270 - $1,100
(Non-GAAP)